UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K/A CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 9, 2011 (June 2, 2011)

REIS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898
(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-1122
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on June 7, 2011, to add Items 5.02 and 9.01. Item 5.07 has been revised to reflect the definition of certain terms in Item 5.02 but is otherwise unchanged.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2011, at the 2011 annual meeting of stockholders of Reis, Inc. (“Reis” or the “Company”), the stockholders of the Company approved the Amended and Restated Reis, Inc. 2011 Omnibus Incentive Plan (the “2011 Omnibus Plan”), which had previously been approved and adopted by the Company’s board of directors subject to stockholder approval. A brief description of the material terms and conditions of the 2011 Omnibus Plan is set forth below. The following description of the 2011 Omnibus Plan is qualified in its entirety by reference to the complete text of the 2011 Omnibus Plan, which is attached as Exhibit 99.1 to this amended Current Report on Form 8-K/A.

Plan Administration. The 2011 Omnibus Plan will be administered by the Compensation Committee of Reis’s board of directors, provided, however, that unless otherwise determined by the board of directors, for purposes of administering the 2011 Omnibus Plan, each member of the Compensation Committee will be a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder. In no event will the Compensation Committee consist of fewer than two directors. The Compensation Committee has broad authority to administer and interpret the 2011 Omnibus Plan and its provisions as it deems necessary and appropriate. Decisions of the Compensation Committee will be final, conclusive and binding on all persons or entities, including the Company, any participant, and any subsidiary or affiliate. Notwithstanding the foregoing, any action or determination by the Compensation Committee specifically affecting or relating to an award to a member of the Compensation Committee will require the prior approval of the board of directors (excluding persons who are also members of the Compensation Committee).

Eligibility. Any director, employee, consultant or advisor of Reis or any of its subsidiaries or affiliates selected by the Compensation Committee is eligible to receive grants of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance share awards and other stock-based awards under the 2011 Omnibus Plan. The selection of participants and the nature and size of grants and awards will be wholly within the discretion of the Compensation Committee. A participant must be in the employ of, or be providing services to, the Company or a subsidiary or affiliate of the Company continuously from the date a grant is made through the date of payment or settlement thereof, unless otherwise provided by the Compensation Committee.

Shares Subject to the 2011 Omnibus Plan. Including the initial 1,000,000 shares authorized for issuance under the Company’s existing 2008 Omnibus Plan, a total of 2,000,000 shares of common stock may be issued under the 2011 Omnibus Plan. In addition, shares of common stock that are subject to awards outstanding on the effective date of the 2011 Omnibus Plan issued under a prior equity compensation plan of the Company (including the 2008 Omnibus Plan), and any shares of common stock that are subject to awards under the 2011 Omnibus Plan, that expire according to their terms or are forfeited, terminated, canceled or surrendered will be available for issuance pursuant to new grants or awards under the 2011 Omnibus Plan. As of April 28, 2011, pro forma for the approval of the 2011 Omnibus Plan, there were approximately 1,143,000 shares reserved for future issuance under the 2011 Omnibus Plan. There were also awards with respect to 1,066,000 shares outstanding, which may be subject to expiration, forfeiture, termination, cancellation or surrender. Any shares of common stock subject to awards granted under the 2008 Omnibus Plan (previous to this amendment and restatement) or the 2011 Omnibus Plan or otherwise outstanding awards on the effective date of the 2011 Omnibus Plan that are subsequently surrendered or withheld in payment of the exercise price of a stock option or in payment of taxes associated with such awards, or any shares of common stock subject to a SAR that are not issued in connection with the stock settlement of the SAR upon the exercise thereof may become available for grant under the 2011 Omnibus Plan.

The maximum number of shares with respect to all awards that may be granted under the 2011 Omnibus Plan to any participant during any 36-month period is 500,000 shares. If an award is canceled, the shares with respect to such canceled award will continue to be counted toward the participant’s grant limitation.

Adjustments. The maximum number and kind of shares available for issuance under the 2011 Omnibus Plan is subject to appropriate adjustments to reflect certain events, such as a stock dividend, stock split, reorganization, recapitalization, business combination or similar event. Similar adjustments may also be made to:

▪	the maximum number of shares which may be subject to any type of grant or award or any outstanding grant or award to any participant during any specified period; and

▪	the per share exercise price of any outstanding stock option or SAR and the number or value of any units which are the subject of any other outstanding grant or award.

Term, Amendment and Termination. The 2011 Omnibus Plan will remain in effect until June 2, 2021, unless sooner terminated by the board of directors. Termination will not affect grants and awards then outstanding. The board of directors may terminate or amend the 2011 Omnibus Plan at any time without stockholder approval, unless such approval is necessary to comply with the Exchange Act, the Code, the rules and regulations of the Nasdaq Stock Market or other applicable law. In any event, stockholder approval will be required to, among other things, amend the 2011 Omnibus Plan to increase the maximum number of shares which may be issued pursuant to the 2011 Omnibus Plan.

Stock Options. The 2011 Omnibus Plan permits the Compensation Committee to grant stock options to participants. The per share exercise price for any stock option will not be less than 100% of the fair market value of a share of common stock at the date of grant. Fair market value is defined as the closing market price of the common stock on the Nasdaq Stock Market on the grant date. The term of a stock option may not extend beyond ten years, with certain exceptions for death and disability.

The repricing of stock options at a lower exercise price, whether by cancellation or amendment of the original grant or in exchange for cash or another award, is expressly prohibited by the 2011 Omnibus Plan, without stockholder approval.

Stock Appreciation Rights. SARs may be granted under the 2011 Omnibus Plan in tandem with, in relation to or independent of any other award under the 2011 Omnibus Plan.

A SAR entitles the holder to receive an amount equal to all, or some portion (as determined by the Compensation Committee), of the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of such share at the date of grant, multiplied by the number of shares as to which the holder is exercising the SAR. SARs may be paid in cash or in shares of common stock (at fair market value on the date of exercise), or a combination thereof, as determined by the Compensation Committee. The Compensation Committee will establish the term of each SAR. As with stock options, the term of a SAR may not extend beyond ten years.

The repricing of SARs at a lower exercise price, whether by cancellation or amendment of the original grant or in exchange for cash or another award, is expressly prohibited by the 2011 Omnibus Plan, without stockholder approval.

Restricted Stock and RSUs. The 2011 Omnibus Plan authorizes the granting of restricted stock and RSUs to participants. The Compensation Committee selects the grantees and determines the terms and conditions of each grant.

Restricted stock and RSUs may be issued subject to a restriction period during which the participant is not entitled to delivery of the shares or units, restrictions are placed on the transferability of the shares or units, and all or a portion of the shares or units will be forfeited if the recipient terminates employment for reasons other than as approved by the Compensation Committee. The Compensation Committee may also require that specified performance goals (as defined below) be attained during the restriction period. Upon expiration of the restriction period for RSUs, the appropriate number of shares will be delivered to the grantee (or credited to the grantee’s account) free of all restrictions. During the restriction period, the grantee will be entitled to vote restricted shares (but not RSUs) and, unless the Compensation Committee otherwise provides, the grantee of restricted stock or RSUs may receive dividends or dividend equivalents on a current or deferred basis including being subject to the same vesting conditions as the underlying award.

Performance Grants and Awards. Under the 2011 Omnibus Plan, participants may be granted the contingent right, expressed in units (which may be equivalent to a share of common stock or other monetary value), to receive payments in shares of common stock, cash or any combination thereof (“performance grants”) based upon performance over a specified period (“performance period”). At the time of grant, the Compensation Committee will also establish one or more performance criteria (the “performance measure”) applicable to the performance grant and targets that must be attained relative to the performance measure (“performance goals”). The performance measure(s) for an award (a “162(m) Award”) intended to qualify for the performance-based exception to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), may be based on any of the following criteria (which may be calculated on an absolute or per share basis), alone or in combination, as it relates to the Company and/or one or more of its subsidiaries or affiliates, as the Compensation Committee deems appropriate: net sales; revenue; product revenue; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margins; year-end cash; debt reductions; stockholders’ equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel. If the applicable performance criteria under a 162(m) Award are achieved for a given performance period, the Compensation Committee has full discretion to reduce or eliminate the amount otherwise payable for that performance period. Under no circumstances may the Compensation Committee use discretion to increase the amount payable to a participant under a 162(m) Award.

Performance grants that are intended to qualify as 162(m) Awards must also comply with the following requirements: Not later than the earlier of (i) 90 days after the commencement of each fiscal year of the Company and (ii) the expiration of 25% of the performance period, the Compensation Committee will, in writing, designate one or more performance periods, determine the participants for such performance periods and determine the performance goals for determining the Award for each participant for such performance period(s) based on attainment of specified levels of one or any combination of the performance criteria. Such performance goals may be based solely by reference to the performance of the Company or any of its subsidiaries’ or affiliates’ performance or the performance of a division, business segment or business unit of the Company or of an affiliate, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. In determining attainment of a performance goal, the comparisons utilized will be consistently applied from year to year. Provided that it is so specified at the time the performance goals are established, the Compensation Committee may exclude charges related to an event or occurrence which the Compensation Committee determines should be excluded, including, without limitation, (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. At such time as it determines appropriate following the conclusion of each performance period but prior to payment of such award, the Compensation Committee will certify, in writing, that the performance goals and any other material terms were in fact satisfied.

Other Stock-Based Grants. The 2011 Omnibus Plan permits other stock-based grants to participants in shares of common stock, in common stock equivalents or in other stock-based units on such terms and conditions as the Compensation Committee determines.

Transferability. Awards other than incentive stock options may be transferable by a participant to any one or more of the following persons (each, a “Permitted Assignee”): (i) the spouse, parent, issue, spouse of issue, or issue of spouse (“issue” includes all descendants whether natural or adopted) of such participant; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such participant or for the benefit of any such persons and such participant; or (iii) an entity in which the participant or any Permitted Assignee thereof is a beneficial owner; provided, however, that such Permitted Assignee will be bound by all of the terms and conditions of the 2011 Omnibus Plan and must execute an agreement satisfactory to the Company evidencing such obligation; provided further, however, that any transfer by a participant to any Permitted Assignee must be subject to the prior consent of the Compensation Committee; and provided further, however, that such participant remain bound by the terms and conditions of the 2011 Omnibus Plan.

Deferrals. The Compensation Committee may defer the payment of any grant or award, or permit participants to defer their receipt of payment, for such period or periods and on such terms and conditions as the Compensation Committee may specify. Deferrals may be in the form of common stock equivalents, which earn dividend equivalents, or in cash, which may earn interest at a rate or rates specified by the Compensation Committee.

Change in Control. Agreements evidencing awards may contain provisions for acceleration of vesting, exercisability, or payout, in the event of a Change in Control (as hereinafter defined). Moreover, award agreements may provide that in such event (i) stock options and SARs outstanding as of the date of such event shall be cancelled and terminated without payment to the extent that the fair market value of a share as of the date of the event is less than the per share stock option exercise price or SAR grant price, (ii) any deferral or other restriction shall lapse or (iii) performance share awards shall be immediately settled or distributed.

For purposes of the 2011 Omnibus Plan, “Change in Control” means the occurrence of any of the following, whether directly or indirectly, voluntarily or involuntarily, whether as part of a single transaction or a series of transactions:

▪
individuals who as of the effective date of the 2011 Omnibus Plan constitute the board cease, for any reason, to constitute at least a majority of the board, unless the election or nomination for election of each new director was approved by at least two-thirds of the directors then still in office who were directors as of the effective date of the 2011 Omnibus Plan (either by a specific vote of such directors or by the approval of Reis’s proxy statement in which each such individual is named as a nominee for a director without written objection to such nomination by such directors); provided, however, that no individual initially elected or nominated as a director as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall be deemed to be approved (solely for purposes of this definition of Change in Control);

▪	the sale, transfer or other disposition of all or substantially all of the assets of Reis (other than to a wholly-owned direct or indirect subsidiary of Reis or a benefit plan of Reis);

▪
any person or entity or group of affiliated persons or entities (other than Lloyd Lynford, Jonathan Garfield or a group including either of them) acquiring beneficial ownership (as that term is used in Rules 13d-3, 13d-5 or 16a-1 under the Securities Exchange Act of 1934, as amended, whether or not applicable) of 30% or more of the shares of capital stock or other equity of Reis, having by the terms thereof voting power to elect the members of the Board, or, convertible into shares of such capital stock or other equity of Reis (collectively, “Voting Shares”), as the case may be;

▪	the stockholders or members of Reis adopting a plan of liquidation providing for the distribution of all or substantially all of Reis’s assets or approving the dissolution of Reis; or

▪
the merger, consolidation, or reorganization of Reis or any similar transaction which results in (1) the beneficial owners of the Voting Shares of Reis immediately prior to such merger, consolidation, reorganization or transaction beneficially owning, after giving effect to such merger, consolidation, reorganization or transaction, interests or securities of the surviving or resulting entity representing 50% or less of the shares of capital stock or other equity of the surviving or resulting entity having by the terms thereof voting power to elect the members of the board of directors (or equivalent thereof) or convertible into shares of such capital stock or other equity of such entity or (2) any person or entity or group of affiliated persons or entities (other than Lloyd Lynford, Jonathan Garfield or a group including either of them) owning, after giving effect to such merger, consolidation, reorganization or transaction, interests or securities of the surviving or resulting entity, representing 30% or more of the shares of capital stock or other equity of the surviving or resulting entity having by the terms thereof voting power to elect the members of the board of directors (or equivalent thereof) or convertible into shares of such capital stock or other equity of such entity.

For purposes of this definition of “Change in Control,” “Reis” refers to both Reis, Inc. and Reis Services, LLC. The 2011 Omnibus Plan provides that if a Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership or a substantial portion of the assets” of Reis within the meaning of Section 409A of the Code, then, payment to the grantee will only be made to the extent necessary to be in compliance with the provisions of Section 409A of the Code.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of the Company at the 2011 annual meeting of stockholders held on June 2, 2011:

▪	The election of two directors to a term expiring at the 2014 annual meeting of stockholders and upon the election and qualification of their respective successors.

▪	The approval and adoption of the 2011 Omnibus Incentive Plan.

▪	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For more information about the foregoing proposals, see the Company’s proxy statement dated April 28, 2011, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock are entitled to one vote per share.

A total of 9,880,158 shares, representing approximately 93.32% of the 10,587,748 shares outstanding and entitled to vote as of the record date (April 11, 2011), were represented in person or by proxy and constituted a quorum.

The following table sets forth the number of votes cast for each director nominee, the number of votes withheld and the number of non-votes with respect to each director nominee:

Name	For	Withhold	Non-Vote
Lloyd Lynford	8,110,998	1,012	1,768,148
M. Christian Mitchell	8,103,801	8,209	1,768,148

Each candidate was elected.

The following table sets forth the number of votes cast for the approval and adoption of the 2011 Omnibus Plan, the number of votes cast against the approval and adoption, the number of abstentions and the number of non-votes:

For	Against	Abstain	Non-Vote
6,745,261	1,355,548	11,201	1,768,148

The foregoing proposal was approved.

The following table sets forth the number of votes cast for ratification of the appointment of Ernst & Young LLP, the number of votes cast against the ratification, the number of abstentions and the number of non-votes:

For	Against	Abstain	Non-Vote
9,878,272	882	1,004	0

The foregoing proposal was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits 99.1	Amended and Restated Reis, Inc. 2011 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.

		By:	/s/ Alexander G. Simpson
Alexander G. Simpson
Vice President & General Counsel

Date:	June 9, 2011

Exhibit Index
99.1	Amended and Restated Reis, Inc. 2011 Omnibus Incentive Plan